DEBT	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Debt Disclosure [Abstract]
DEBT

5.DEBT

TCW Credit Agreement

On December 23, 2019, the Company, entered into a financing agreement (the “TCW Agreement”) with TCW (‘Lenders’) consisting of a $150,000 multi-draw term loan in aggregate, of which the first draw was for a principal amount of $95,000, with a maturity date of December 23, 2024. Additionally, on the same day, the Company entered into a revolving credit facility (‘LOC’) with an aggregate principal amount not exceeding $15,000. Undrawn balances available under the revolving credit facility are subject to commitment fees of 1%. These facilities are guaranteed by the Company and its Parent, Mondee Holdings LLC and are secured by substantially all of the assets of the Company and its Parent.

On July 8, 2022, the Company entered into a seventh amendment to the financing agreement to the TCW Agreement, pursuant to which, among other things, (i) TCW consented to the Business Combination, the change of name of the Company from “ITHAX Acquisition Corp.” to “Mondee Holdings, Inc.,” and a further extension of the loan repayment schedule, and (ii) the Company agreed to execute joinders for Mondee Holdings, Inc. and Mondee Holdings II, Inc. to become borrowers under the TCW Agreement. The seventh amendment further provides that the June 30, 2022 quarterly repayment of interest and quarterly principal repayment have been extended to September 30, 2022, and Closing Date, respectively.

Additionally, the amendment modified the applicable margin for the period after the date of the consummation of the SPAC restructuring. The relevant applicable margin shall be set at the respective level indicated for each fiscal quarter based upon the average daily balance of the outstanding term loan obligations during the immediately preceding fiscal quarter. However, from and after the first day of the first fiscal quarter following the 18 month anniversary of the consummation of the SPAC Restructuring (such date, the “18 Month Anniversary Date”), the applicable margin, with respect to the interest rate of (a) any reference rate loan or any portion thereof and (b) any LIBOR rate loan or any portion thereof, shall be set at the Applicable Margin Level in effect on the last day of the fiscal quarter during which such 18 Month Anniversary Date occurs.

Finally, if the Company consummated the Business Combination as of July 31, 2022 we will be obligated to issue up to 3,000,000 Class G units of Mondee Holdings LLC to TCW. The exact amount of which will be dependent on the aggregate amount of loan outstanding following the prepayment of the loan. If the Business Combination is unconsummated as of July 31, 2022 the Company will be obligated to issue 3,600,000 Class G units agreed to under the fourth amendment of the agreement.

Concurrently with the consummation of the Business Combination, the Company will be obligated to pay the lender a SPAC prepayment of the aggregate outstanding principal amount of the term loan of no less than $50,000. The Company will also be obligated to pay a SPAC prepayment fee of 3% that is applied against the SPAC prepayment amount. The SPAC prepayment fee is due upon the consummation of the Business Combination.

On July 17, 2022, the Company entered into an amendment to the seventh amendment to the TCW Agreement, pursuant to which, among other things, TCW consented to reduce the amount of the loan required to be prepaid at closing to $40,000 (“SPAC Prepayment”). The Company was still required to pay a 3% fee on the SPAC Prepayment. On July 18, 2022, the consummation of the Business Combination occurred which resulted in the following:

a.SPAC Prepayment $40,000

b.SPAC Prepayment Fee $1,200

c.3,000,000 Class G Units of Mondee Holding LLC issued at a price of $3.25

The effective interest on the loan for the periods ended September 30, 2022, and September 30, 2021 is 21.70% and 15.48%, respectively.

7.	DEBT

Paycheck Protection Program Loan (“PPP Loan”)

On April 13, 2020, the Company was granted a loan from JP Morgan Chase Bank in the aggregate amount of $4,292, pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). As the legal form of the PPP loan is debt, the Company accounted for the loan as debt under ASC 470. The PPP provides for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable after eight weeks as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the eight week period. If the company expects that it reasonably assured (i.e., probable) to meet the PPP’s eligibility and loan forgiveness criteria, the Company may elect to account for the proceeds expected to be forgiven as an in- substance government grant that is earned through the Company’s compliance with the loan forgiveness criteria. In June 2021, the Company applied for forgiveness prior to the 10-month period and as such no interest and principal payments were due. On August 16, 2021, the Company received full forgiveness for the $4,292 PPP loan and accounted for as gain on forgiveness of PPP Loan.

On January 11, 2021, the PPP opened an additional round of funding, which allowed eligible borrowers that had previously received a PPP loan to apply for a second draw PPP loan with the same general terms as the first. Second draw PPP loans can be used to help fund payroll costs, including benefits. Funds can also be used to pay mortgage interest, rent, utilities, worker protection costs related to COVID-19, uninsured property damage costs caused by looting or vandalism during 2020, and certain supplier costs and expenses for operations.

In January 2021, one of the Company’s subsidiaries was granted a Second Draw PPP Loan of $2,000 based on qualified spending, decreased quarterly revenue, and other factors. Second Draw PPP Loans are eligible for forgiveness based on qualified spending during an 8 to 24 month covered period, assuming employee and compensation levels are maintained. Loan payments are deferred for at least 10 months after the end of the covered period. If not forgiven, the Second Draw PPP Loan has a maturity of five years and a 1% interest rate.

In addition, another subsidiary received a Second Draw PPP loan in the amount of $1,576 in February 2021. The loan is subject to 1% interest rate. If not forgiven, the unforgiven portion is payable in 45 consecutive payments of principal and interest, beginning on June 9, 2022 and continuing on the same day of each month thereafter.

In August 2021, the Company applied for forgiveness of the $1,576 PPP loan, and received full forgiveness in November 2021, and accounted for as gain on forgiveness of PPP loan in 2021. In March 2022, the Company applied for forgiveness of the $2,000 PPP loan but has not yet received a response from the Small Business Administration (SBA).

Due to the uncertainty and evolving guidance associated with the PPP program’s eligibility and forgiveness criteria, the Company determined that it was not reasonably assured that the loan would be forgiven by the SBA and therefore was not appropriate to account for the proceeds as an in-substance government grant. The Company concluded it was appropriate to account for the PPP Loan as debt until receipt of formal approval for loan forgiveness from the SBA, at which time the Company will extinguish the PPP Loan as debt and recognize a gain on loan extinguishment on the consolidated statement of operations. As of December 31, 2021, the Company had not received notification of forgiveness of the Second Draw PPP loan by the SBA, as such the proceeds continue to be accounted for as debt.

To account for the PPP proceeds as debt under ASC 470, the Company recognized a non-current liability for the funds received. The Paycheck Protection Flexibility Act of 2020 extended the deferral period for loan payments to either (1) the date that SBA remits the borrower’s loan forgiveness amount to the lender or (2) if the borrower does not apply for loan forgiveness, 10 months after the end of the borrower’s loan forgiveness covered period.

Canadian Loans (“Other Government Loans”)

In April and June 2020, the Company was granted an interest free loan from Royal Bank of Canada in the aggregate amount of $50 CAD (equivalent $39 USD), pursuant to the Canada Emergency Business Account (“CEBA”) loan forgiveness, funded by the Government in Canada. As the legal form of the CEBA loan is debt, the Company accounted for the loan as debt under ASC 470. The loan is provided to qualifying businesses to cover short term operating expenses, payroll, and non-deferrable expenses. The Company will be eligible for 25% loan forgiveness if the loan amount equal to 75% of the highest amount drawn from the CEBA until March 31, 2021 is repaid by December 31, 2022. Additionally in 2021, the Company was granted another CEBA loan with the Canadian government of $20 CAD (equivalent $16 USD). As of December 31, 2021, the Company had an outstanding loan balance of $70 CAD (equivalent $55 USD). As of December 31, 2020, the Company had an outstanding loan balance of $50 CAD (equivalent $39 USD).

The Company concluded that it was appropriate to account for the CEBA as debt until receipt of formal approval for loan forgiveness from the government of Canada, at which time the Company will extinguish the CEBA loan as debt and recognize a gain on loan extinguishment on the consolidated statements of operations. As of December 31, 2020 and December 31, 2021, the Company had not submitted payment for any portion of the outstanding loan, and as such the loan continues to be accounted for as debt.

On August 12, 2021, the Company was granted a Highly Affected Sectors Credit Availability Program (“HASCAP”) loan with the Canadian government of $250 CAD (equivalent to $198 USD). The proceeds should be used to exclusively fund the operational cash flow needs of the Company. Loan payments are deferred for 13 months after drawdown with a maturity date of 10 years and 4% fixed interest rate. As of December 31, 2021, the Company had an outstanding loan balance of $250 CAD (equivalent $198 (USD).

The following table summarizes the Company’s outstanding PPP and other governmental loans arrangements:

	As of December 31,
	2021	2020
HASCAP	$198	$—
CEBA	55	39
PPP	2,000	4,292
Total PPP and other governmental loans	$2,253	$4,331
Lee: current portion of PPP and other governmental loans	(338)	—
Total PPP and other governmental loans, net of current portion	$1,915	$4,331

Obligation to GDS Service Provider

As a result of the acquisition of LBF in 2019, the Company assumed the liability of the outstanding payment obligation with a GDS service provider (‘GDS Obligation’). This GDS Obligation originally emanated from a settlement agreement with the GDS service provider amounting to $1,419. The GDS Obligation bears an interest rate of 6% per annum and is due by July 1, 2022.

During the year ended December 31, 2021, the Company accrued $27 in interest expense, and submitted $447 in principal repayments and $21 in interest repayments. The outstanding balance of the GDS Obligation was $298 as of December 31 2021. During the year ended December 31, 2020, the Company accrued $57 in interest expense, and submitted $673 in principal repayments and $104 in interest repayments. The outstanding balance of the GDS Obligation was $745 as of December 31 2020.

Obligation to Vendor

As a result of the acquisition of LBF in 2019, the Company assumed the liability of the outstanding payment obligation with a vendor, which originally emanated in October 2018 from a payment agreement (the ‘Agreement’) entered into between LBF Travel, Inc. and the vendor. The Company agreed to pay an amount of $2,181 according to the payment schedule set forth in the Agreement (‘Vendor Obligation’). There is no interest associated with the outstanding liability. The Company has agreed to make monthly payments of $100 until the entire balance of the Vendor Obligation has been repaid.

During the year ended December 31, 2021, the Company fully repaid the Vendor Obligation, as such there was no outstanding loan balance as of December 31, 2021. The outstanding balance of the Vendor Obligation was $0 and $191 as of December 31, 2021 and December 31, 2020, respectively.

TCW Credit Agreement

On December 23, 2019, the Company, entered into a financing agreement (the “TCW Agreement”) with TCW (‘Lenders’) consisting of a $150,000 multi-draw term loan in aggregate, of which the first draw was for a principal amount of $95,000. Additionally, on the same day, the Company entered into a revolving credit facility (‘LOC’) with an aggregate principal amount not exceeding $15,000. Undrawn balances available under the revolving credit facility are subject to commitment fees of 1%. These facilities are guaranteed by the Company and its Parent, Mondee Holdings LLC and are secured by substantially all of the assets of the Company and its Parent. No amounts on the revolving credit facility have been drawn down as of December 31, 2021 and 2020.

On February 6, 2020, the Company entered into a first amendment to the TCW Agreement and an incremental joinder with TCW for an aggregate principal amount of $55,000. On May 1, 2020, the Company entered into a second amendment with TCW, which modified the Applicable Margin of any Reference Rate Loan, or any portion thereof, to 9.50% per annum and any LIBOR Rate Loan, or any portion thereof, to 10.50%, increased from 8.50% and 9.50%, respectively, prior to the second amendment taking effect. The increase was due to the Company renegotiating the terms of the TCW Agreement as a result of the COVID-19 pandemic. In addition, the Parent issued 2.5 million of Class G Preferred Unit to TCW as part of the second amendment to the TCW Agreement, with an aggregate value of $6,525. The Company incurred $15,091 in debt issuance cost and debt discount till December 31, 2020 related to this offering. The funds drawn from the $55,000 term loan were primarily used to pay for the CTS acquisition (Refer note 8), MS Loan, Mondee Group LLC Loan (Refer note 13), and for other working capital purposes. On June 22, 2021, the Company entered into a fourth amendment with TCW, which specifies that if Company does not secure $25,000 in financing, or enter into a change of control agreement, by June 30, 2022 then the Company must issue 3,600,000 Class G units to TCW. In connection with the fourth amendment and in consideration thereof, the Company incurred an amendment fee of $1,754, which was paid in kind and added to the outstanding principal balance. On December 31, 2021, the Company entered into a fifth amendment with TCW to increase the Applicable Margin by 1% and capitalize interest during the period of October 1, 2021 to March 31, 2022. Additionally, quarterly installments for loan repayment were deferred until June 30, 2022. The modification is only in effect through June 30, 2022, at which time the Applicable Margin will revert to the original percentages.

Beginning on April 1, 2021, 5% Payment in Kind (“PIK”) interest has been accrued on the outstanding principal balance by increasing the principal amount over the term of the loan. On July 2, 2021, the PIK interest rate decreased to 4%. The PIK interest rates eventually increased to 12.25% beginning October 1, 2021. The effective interest rate of the TCW Agreement for the years ended December 31, 2021 and December 31, 2020 is 15.55% and 15.96%, respectively.

The TCW Agreement includes the provisions for customary events of default including non-payment of obligations, non-performance of covenants and obligations, default on other material debt, bankruptcy or insolvency events, material judgments, change of control, and certain customary events of default relating to collateral or guarantees. Upon the occurrence of any event of default, subject to the terms of the TCW Agreement including any cure periods specified therein, customary remedies may be exercised by the Lenders under the TCW Agreement against the Company. As of December 31, 2021 and the date the consolidated financial statements were issued, the Company was in compliance with all covenants.

The following table summarizes the Company’s outstanding borrowing arrangements, excluding PPP and other governmental loans

	As of December 31,
	2021	2020
TCW Credit Agreement	$150,000	$150,000
Cumulative PIK interest for TCW Credit Agreement(2)	36,858	20,164
GDS Obligation	298	745
Vendor Obligation	—	191
Total outstanding principal balance	$187,156	$171,100
Less: Unamortized debt issuance costs and discounts	(13,923)	(14,455)
Total debt	$173,233	$156,645
Less : Current portion of long term debt	(11,063)	(8,618)
Long term debt, net of current portion	$162,170	$148,027

The following table sets forth the total interest expense recognized related to the loans payable to lenders and other payment obligations mentioned above.

	Year ended December 31,
	2021	2020
Cash interest expense	$6,587	$99
Payment in kind interest, net(1)	14,582	19,619
LOC commitment charges	153	141
Amortization of debt issuance costs	2,361	551
	$23,683	$20,410
(1)	Represents Payment in Kind Interest for the Company’s outstanding TCW Loan net of the reclass of interest expense related to capitalized software development amounting to $358 and $334 in 2021 and 2020 respectively.
(2)	Includes paid in kind amendment fee of $1,754.

The future maturities of the Company’s borrowing arrangements, PPP loans and other government loans are as follows:

		PPP and Other
Year ending December 31,	Borrowing Arrangements	Governmental Loans
2022	$11,063	$338
2023	9,243	571
2024	166,850	560
2025	—	566
2026	—	113
Thereafter	—	105
	187,156	2,253
Less: Loan origination fees	(13,923)	—
	$173,233	$2,253